UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 1, 2013
_____________________________________________
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)
_____________________________________________

MARYLAND	1-13232	84-1259577
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
_____________________________________________

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

The press release of Apartment Investment and Management Company (“Aimco”), dated August 1, 2013, attached hereto as Exhibit 99.1 is furnished herewith. Aimco will hold its second quarter 2013 earnings conference call on August 2, 2013, at 1:00 p.m. Eastern time. You may join the conference call through an internet webcast accessed through Aimco's website at www.aimco.com/investors/events-presentations/webcasts. Alternatively, you may join the conference call by telephone by dialing 888-317-6003, or 412-317-6061 for international callers, and using passcode 7791981. If you wish to participate, please call approximately five minutes before the conference call is scheduled to begin.

If you are unable to join the live conference call, you may access the replay until 9:00 a.m. Eastern time on August 15, 2013, by dialing 877-344-7529, or 412-317-0088 for international callers, and using passcode 10030469 or you may access the audiocast replay on Aimco's website at www.aimco.com/investors/events-presentations/webcasts. Please note that the full text of the press release and supplemental schedules are available through Aimco's website at www.aimco.com/investors/financial-reports/quarterly-earning-reports. The information contained on Aimco's website is not incorporated by reference herein.

ITEM 9.01.     Financial Statements and Exhibits.

The following exhibits are furnished with this report:

    Exhibit Number             Description

99.1                Second Quarter 2013 Earnings Release dated August 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 1, 2013

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Ernest M. Freedman
___________________________________________
Ernest M. Freedman
Executive Vice President and Chief Financial Officer